EXHIBIT 99.1


        SINCLAIR COMMUNICATIONS II, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
               SINCLAIR TELEVISION COMPANY, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                             December 31, 1997                 June 30, 1998
                                    -----------------------------      -------------------------------
                                      Sinclair        Sinclair           Sinclair         Sinclair
                                     Television    Communications       Television      Communications
                                    Company, Inc.     II, Inc.         Company, Inc.       II, Inc.
                                    ------------   --------------      -------------    --------------
                                                                                   (Unaudited)
ASSETS
Current assets:

Cash and cash equivalents            $     3,837     $     3,840            $  3,294        $    3,345
Accounts receivable, net                  34,990          34,990              31,494            31,494
Current portion of
 programming rights                       22,850          22,850              16,197            16,197
Current deferred tax asset                 3,588           4,310               3,589             4,309
Prepaid expenses and other
 current assets                              941             941               2,014             2,082
                                     -----------     -----------          ----------       -----------

Total current assets                      66,206          66,931              56,588            57,427

Property and equipment, net               39,723          39,723              45,595            45,595

Programming rights, net of

 current portion                          23,432          23,432              17,465            17,465

Deferred loan costs, net of
 accumulated amortization of
 $1,655, $2,120  $2,134
 and $2,676                               11,430          13,134              10,951            12,578

Intangible assets, net                   567,209         567,096             570,077           569,964
                                     -----------     -----------          ----------          --------

   Total assets                      $   708,000     $   710,316          $  700,676       $   703,029
                                     ===========     ===========          ==========       ===========




     The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

        SINCLAIR COMMUNICATIONS II, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
               SINCLAIR TELEVISION COMPANY, INC. AND SUBSIDIARIES

                       CONSOLIDATED BALANCE SHEETS (CONT.)
                             (dollars in thousands)

                                             December 31, 1997                 June 30, 1998
                                    -----------------------------      -------------------------------
                                      Sinclair        Sinclair           Sinclair         Sinclair
                                     Television    Communications       Television      Communications
                                    Company, Inc.     II, Inc.         Company, Inc.       II, Inc.
                                    ------------   --------------      -------------    --------------
                                                                                (Unaudited)
LIABILITIES AND
SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of program-
  ming contracts payable             $    24,944      $   24,944         $   20,020      $  20,020
 Current portion of senior
  debt                                    23,562          23,562              26,333         26,333
 Current income taxes
  payable                                    194             195                  --             --
Current interest payable                   3,882           3,882                 563            563
 Due to related parties                    6,036              --              80,377         75,000
 Accounts payable                          2,262           2,262               1,230          1,230
 Accrued expenses                          4,297           4,367               3,058          3,164
                                     -----------      ----------         -----------     ----------

    Total current liabilities             65,177          59,212             131,581        126,310

Senior debt, net of current
 portion                                 171,820         171,820              88,566         88,566
Borrowings under revolving
 line of credit                           59,500          59,500              85,500         85,500
Subordinated debt                        125,185         155,508             125,185        155,649
Interest payable                              --          10,394                  --         13,385
Programming contracts
 payable, net of current
 portion                                  22,710          22,710              15,181         15,181
Deferred taxes and other liabilities      87,676          82,132              85,560         79,171
                                     -----------      ----------         -----------     ----------

    Total liabilities                    532,068         561,276             531,573        563,762

15%  Cumulative  redeemable
  preferred  stock,  non-voting,
  $.001  par  value - authorized
 1,500,000 shares; 1,150,000
 shares issued and outstanding                --         133,185                  --        145,708
                                     -----------        --------         -----------     ----------

Commitments and
 contingencies

Shareholders' equity (deficit):
   Common stock, $.01 par
     value; 800,000 shares
     authorized; 520,105
     shares issued and
     outstanding                               5              --                   5             --


                                             December 31, 1997                 June 30, 1998
                                    -----------------------------      -------------------------------
                                      Sinclair        Sinclair           Sinclair         Sinclair
                                     Television    Communications       Television      Communications
                                    Company, Inc.     II, Inc.         Company, Inc.       II, Inc.
                                    ------------   --------------      -------------    --------------
                                                                                (Unaudited)
Class B-1 common stock,
 $.001 par value; 5,000,000
 shares authorized; 1,201,577
 shares issued and outstanding                --               1                  --              1
Class B-2 common stock,
 $.001 par value; 7,000,000
 shares authorized; 6,158,211
 shares issued and outstanding                --               6                  --              6
Class C common stock, $.001
 par value; 2,000,000 shares
 authorized; 853,854 and
 1,021,872 shares issued and
 outstanding at December 31,
 1997 and June 30, 1998,
 respectively                                 --               1                  --              1
Additional paid-in capital               206,797          55,117             206,797         48,289
Accumulated deficit                      (30,870)        (39,270)            (37,699)       (54,738)
                                    ------------     -----------         ------------   -----------

   Total shareholders'
     equity                              175,932          15,855             169,103        (6,441)
                                    ------------     -----------         -----------    -----------

   Total liabilities and
     shareholders' equity           $    708,000     $   710,316         $   700,676    $   703,029
                                    ============     ===========         ===========    ===========




     The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

        SINCLAIR COMMUNICATIONS II, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
               SINCLAIR TELEVISION COMPANY, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                       (Unaudited - dollars in thousands)


                                             Three Months Ended June 30
                            ---------------------------------------------------------
                                       1997                          1998
                            ------------------------------ ---------------------------
                            Sinclair      Sinclair         Sinclair      Sinclair
                            Television    Communi-         Television    Communi-
                            Company, Inc. cations II, Inc. Company, Inc. cations II,
Revenues (excluding barter)   $ 36,319        $ 36,319       $ 41,294      $ 41,294
Less - commissions              (5,863)         (5,863)        (6,678)       (6,678)
                              --------        --------       --------      --------

Net revenues (excluding
 barter)                        30,456          30,456         34,616        34,616
Barter revenues                  4,480           4,480          4,520         4,520
                              --------        --------       --------      --------

Total net revenues              34,936          34,936         39,136        39,136
                              --------        --------       --------      --------

Expenses

Operating expenses               4,323           4,323          5,472         5,472
Selling, general and
 administrative                  6,826           7,258          7,786         8,808
Amortization of programming
 rights                          7,607           7,607          7,194         7,194
Depreciation and amortization   11,736          11,736         11,650        11,650
                              --------        --------       --------      --------

                                30,492          30,924         32,102        33,124
                              --------        --------       --------      --------

Operating income                 4,444           4,012          7,034         6,012

Interest expense, including
amortization of debt
discount
and deferred loan costs          9,046          10,694          7,513         9,114
Gain on sale of assets             --             --              466           466
Other expense (income)              48              47            (84)          (85)
                              --------        --------       --------      --------

Loss before benefit
for income taxes                (4,650)         (6,729)            71        (2,551)

Benefit for income taxes         1,123           1,955             (1)           (1)
                              --------        --------       --------      --------

Net loss                      $ (3,527)       $ (4,774)      $     70      $ (2,552)
                              ========        ========       ========      ========

                                              Six Months Ended June 30
                            --------------------------------------------------------------
                                      1997                            1998
                            -----------------------------  -------------------------------
                            Sinclair       Sinclair        Sinclair       Sinclair
                            Television     Communi-        Television     Communi-
                            Company, Inc.  cations II,Inc  Company, Inc.  cations II, Inc.
Revenues (excluding barter)    $ 66,716       $ 66,716        $ 74,378      $ 74,378
Less - commissions              (10,989)       (10,989)        (11,987)      (11,987)
                               --------       --------        --------      --------

Net revenues (excluding
 barter)                         55,727         55,727          62,391        62,391
Barter revenues                   8,642          8,642           9,017         9,017
                               --------       --------        --------      --------

Total net revenues               64,369         64,369          71,408        71,408
                               --------       --------        --------      --------

Expenses

Operating expenses                8,991          8,991          10,656        10,656
Selling, general and
 administrative                  13,221         13,765          15,616        21,698
Amortization of programming
 rights                          14,615         14,615          15,106        15,106
Depreciation and amortization    23,991         23,991          23,032        23,032
                               --------       --------        --------      --------

                                 60,818         61,362          64,410        70,492
                               --------       --------        --------      --------

Operating income                  3,551          3,007           6,998           916

Interest expense, including
amortization of debt
discount
and deferred loan costs          17,914         21,169          16,022        19,220
Gain on sale of assets             --             --               466           466
Other expense (income)                9              8              52            52
                               --------       --------        --------      --------

Loss before benefit
for income taxes                (14,372)       (18,170)         (8,610)      (17,890)

Benefit for income taxes          4,276          5,795           1,781         2,422
                               --------       --------        --------      --------

Net loss                       $(10,096)      $(12,375)       $ (6,829)     $(15,468)
                               ========       ========        ========      ========



     The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

        SINCLAIR COMMUNICATIONS II, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
               SINCLAIR TELEVISION COMPANY, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                       (Unaudited - dollars in thousands)


                                                                                  Six Months Ended June 30,
                                                                             ------------------------------------
                                                                             1997                            1998

                                                              Sinclair          Sinclair          Sinclair        Sinclair
                                                              Television        Communi-          Television      Communi-
                                                              Company, Inc.     cations II, Inc.  Company, Inc.   cations II, Inc.
                                                              -------------     ----------------  -------------   ----------------
Cash Flows from operating activities:
  Net Loss                                                     $(10,096)        $(12,375)        $ (6,829)        $(15,468)
  Adjustments to reconcile net loss to net cash
provided by operating activities:
Compensation of stock issuance                                       --               --               --            4,878
Deferred income taxes                                            (4,276)          (5,795)          (2,116)          (3,961)
Depreciation of property, plant
        And equipment                                             4,203            4,203            5,638            5,638
Amortization of intangible assets                                19,788           19,788           17,394           17,394
Amortization of programming rights                                6,669            6,669            6,702            6,702
Payments for programming rights                                  (5,687)          (5,687)          (6,290)          (6,290)
Amortization of debt discount and
        Deferred loan costs                                         431            1,014              479              556
Changes in assets and liabilities:
Decrease in accounts receivable                                   4,139            4,139            3,496            3,496
Decrease in prepaid expenses
        And other assets                                           (414)            (452)          (1,073)          (1,141)
Increase (decrease) is due to related parties                      (630)              --           74,341           75,000
Decrease in income taxes payable                                 (1,133)          (1,133)            (194)            (195)
Increase (decrease) in interest payable                          (2,262)             410           (3,319)            (328)
Decrease in accounts payable, accrued
expenses and other liabilities                                     (230)            (257)          (2,271)          (1,091)
                                                               --------         --------         --------         --------

Net cash provided by operating activities                        10,502           10,524           85,958           85,190

Cash Flow from investing activities:

Acquisition of Cascom stock                                      (4,371)          (4,371)              --               --
Acquisition of KOKH                                                  --               --          (15,067)         (15,067)
Payment for purchase option                                          --               --          (15,000)         (15,000)
Capital expenditures                                             (1,645)          (1,645)          (1,706)          (1,706)
                                                               --------         --------         --------         --------
Net cash used for investing activities                           (6,016)          (6,016)         (31,773)         (31,773)
                                                               --------         --------         --------         --------

Cash flows from investing activities:
Payment of principal amounts                                    (12,262)         (12,262)         (80,483)         (80,483)
Proceeds from revolver borrowings                                 7,000            7,000           26,000           26,000
Proceeds from issuance of common stock                               --               12               --              816
Programming buydowns                                                 --               --             (245)            (245)
Repurchase of common stock                                           --              (52)              --               --
                                                               --------         --------         --------         --------
Net cash provided by (used for) financing
activities                                                       (5,262)          (5,302)         (54,728)         (53,912)

Net increase (decrease ) in cash
           and cash equivalents                                    (776)            (794)            (543)            (495)
Cash and cash equivalents, beginning
           of period                                              6,443            6,469            3,837            3,840
                                                               --------         --------         --------         --------
Cash and cash equivalents, end of Period                       $  5,667         $  5,675         $  3,294         $  3,345
                                                               ========         ========         ========         ========


     For supplemental disclosures of cash flow information see Note 5 to Consolidated Financial Statements (unaudited).

     The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

SINCLAIR COMMUNICATIONS II, INC. AND
SINCLAIR TELEVISION COMPANY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.   BASIS OF PRESENTATION

On January 4, 1996, all of the outstanding capital stock of Act III Broadcasting, Inc. ("Act III" or the "Predecessor") was purchased by and Act III was merged with and into A-3 Acquisition, Inc. ("A-3"), with Act III surviving such merger (the "Acquisition"). Act III then changed its name to Sullivan Broadcasting Company, Inc. (Sullivan). The Acquisition was accounted for by the purchase method of accounting. On July 1, 1998, all of the outstanding capital stock of Sullivan and Sullivan Broadcast Holdings, Inc. was acquired by Sinclair Broadcast Group, Inc. through a Plan of Merger. In connection with the Plan of Merger, Sullivan and Sullivan Broadcast Holdings, Inc. were the surviving entities and their names were changed to Sinclair Communications II, Inc. and Sinclair Television Company, Inc., respectively.

The accompanying consolidated financial statements as of and for the six months ended June 30, 1998 have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures herein are adequate and that the information presented is not misleading. It is suggested that these consolidated financial statements be read in conjunction with the financial statements and the notes thereto included in the Companys' latest annual reports on Form 10-K for the year ended December 31, 1997 and the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1998. The information furnished reflects all adjustments (consisting only of normal, recurring adjustments) which are, in the opinion of management, necessary to make a fair statement of the results for the interim period. The results for these interim periods are not necessarily indicative of results to be expected for the full fiscal year, due to seasonal factors, among others.

2.   LONG TERM DEBT

On January 4, 1996, concurrent with the Acquisition, the Company borrowed $220,000,000 under a term loan and $4,000,000 under a revolving credit facility to finance the Acquisition. Both the term loan and the revolving credit facility bear interest at LIBOR plus an applicable margin determined quarterly based upon the Company's leverage ratio for the preceding quarter.

The revolving credit facility provides for borrowings up to $30,000,000 for working capital purposes, and is due on December 31, 2003 or upon repayment of the term loan.

In connection with the term loan and the revolving credit facility, the Company also has a $75,000,000 line of credit available for future acquisitions (collectively, the "Senior Credit Facility"). At June 30, 1998, $53,500,000 in borrowings were outstanding on the acquisition line of credit.

The term loan is payable in varying quarterly installments beginning December 31, 1997 through 2003. The repayments of the term loan are as follows:

                                   (in thousands)
                           1998             $    15,050
                           1999                   31,518
                           2000                   42,024
                           2001                   42,970
                           2002                   42,970
                           Thereafter             12,367

In addition, certain mandatory prepayments of the term loan are required if the Company achieves certain financial results at the end of the fiscal year.

SINCLAIR COMMUNICATIONS II, INC. AND
SINCLAIR TELEVISION COMPANY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In January 1996, the Company entered into various interest rate protection agreements based upon LIBOR rates and a notional value equal to the anticipated outstanding term debt levels through the year 2000.

The Senior Credit Facility requires the Company to comply with certain covenants. At June 30, 1998, the Company was in compliance with all covenants.

In connection with the Plan of Merger (described in Note 6), Sinclair Broadcast Group, Inc. completed a tender offer of all subordinated debt of Sinclair Television Company, Inc. and Sinclair Communications II, Inc.

3. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The Company paid interest of $19,745,000 and $ 18,613,000 during the periods ending June 30, 1997 and June 30, 1998.

During the periods ended June 30, 1997 and June 30, 1998, the Company paid approximately $1,134,000 and $974,000 respectively, for state and local income taxes.

4. RELATED PARTY TRANSACTIONS

The Company reimburses ABRY Partners, Inc. ("ABRY"), an entity related through common ownership, approximately $6,300 per month, representing the Company's allocated share of rent paid by ABRY under its lease and other general expenses including utilities, property insurance and supplies. In addition, the Company has a management agreement with ABRY whereby the Company pays ABRY a management fee of $262,000 annually. Such amounts have been included in "Selling, general and administrative" expenses in the Company's consolidated statements of operations. In addition, certain liabilities were paid during the first six months of 1998 by Sinclair Communications II, Inc.

5.   ACQUISITION OF KOKH

On January 6, 1998, the Company executed a definitive purchase agreement to acquire certain assets of Channel 25 ("KOKH")in Oklahoma City, Oklahoma for a total purchase price of $60,000,000. Subsequent to FCC approval, this acquisition was consummated on February 1, 1998. Contemporaneously, the Company sold and option to acquire certain assets of KOKH to the seller for $45,000,000 and acquired an option to acquire certain assets of another television station for $15,000,000.

6.   SUBSEQUENT EVENTS

On February 23, 1998, Holdings entered into a Plan of Merger with Sinclair Broadcast Group, Inc. On July 1, 1998, under the terms of the Sinclair Merger, 100% of the issued and outstanding common stock of Holdings was acquired by Sinclair Broadcast Group, Inc. by means of a merger.